Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director and an officer of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ WILL POWELL Will Powell	Title: Director and Chief Executive Officer and President

POWER OF ATTORNEY

The undersigned, being a director and an officer of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ E. J. BIRD E.J. Bird	Title: Director and Senior Vice President and Chief Financial Officer

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ JAMES F. GOOCH James F. Gooch	Title: Director

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ JOSEPHINE LINDEN Josephine Linden	Title: Director

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ KEVIN LONGINO Kevin Longino	Title: Director

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ ALBERTO FRANCO Alberto Franco	Title: Director

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint MICHAEL A. GRAY, CHARLES J. HANSEN, and KESHIA RODRIGUEZ, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated: May 3, 2019

Signature:
/S/ JOHN E. TOBER John E. Tober	Title: Director